UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2026

LXP INDUSTRIAL TRUST

(Exact name of registrant as specified in its charter)

maryland	1-12386	13-3717318
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

515 N Flagler Dr, Suite 408, West Palm Beach, FL 33401

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (212) 692-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on July 19, 2026, LXP Industrial Trust, a Maryland real estate investment trust (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Leopard REIT LLC, a Delaware limited liability company (“Parent”), and Leopard Merger Sub LLC, a Maryland limited liability company and a wholly owned indirect subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), pursuant to which the Company will merge with and into Merger Sub, with Merger Sub surviving the merger (the “Surviving Entity” and such merger, the “Merger”). Upon completion of the Merger, the Surviving Entity will be wholly-owned by Parent (other than in respect of the outstanding Company Series C Preferred Shares) and the Surviving Entity will continue under the name “Leopard Merger Sub LLC” or such other name as Parent selects.

In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A on September 4, 2026 (the “Preliminary Proxy Statement”), and a definitive proxy statement on Schedule 14A on September 18, 2026 (the “Definitive Proxy Statement”), in each case, with respect to a special meeting of the Company’s shareholders (the “Special Meeting”), which will be held on October 26, 2026 at 9:00 a.m., Eastern Time, in a virtual format by live webcast, to act on, among others, a proposal to approve the Merger Agreement, as disclosed in the Definitive Proxy Statement.

As of October 16, 2026, the Company is aware of one (1) complaint that has been ﬁled as an individual action in connection with the Merger by a purported shareholder of the Company against the Company, the individual members of the Company’s board of trustees, and certain other persons named therein. The complaint is captioned as follows: Garfield v. Eglin, Index No. 655801/2026 (N.Y. Sup. Ct. N.Y. Cnty. filed Oct. 9, 2026). The Complaint seeks, among other things, to enjoin the defendants from closing the shareholder vote on the Merger, and from consummating the Merger, until the defendants make corrective disclosures of certain purportedly material information alleged to have been omitted from or misstated in the Definitive Proxy Statement. It also seeks declaratory relief, including a declaration that any shareholder approval obtained on the basis of the existing Definitive Proxy Statement is void, as well as an award of interest, attorneys’ fees, expert fees and costs. In addition to the Complaint, as of October 16, 2026, the Company has received fourteen (14) demand letters from law ﬁrms claiming to represent purported Company shareholders, which also generally allege disclosure deﬁciencies in the Preliminary Proxy Statement and/or the Deﬁnitive Proxy Statement (collectively, the “Demand Letters” and, together with the Complaint, the “Matters”).

The Company and the other defendants named in the Matters deny all allegations in the Matters and believe that the Matters are without merit and that no supplemental disclosure to the Preliminary Proxy Statement and/or the Definitive Proxy Statement was or is required under any applicable law, rule or regulation. However, solely to minimize the burden and expense of potential litigation, moot certain of the claims made in the Matters, avoid nuisance and potential delay or disruption to the Merger and provide additional information to the Company’s shareholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures in the Preliminary Proxy Statement and the Definitive Proxy Statement comply fully with applicable law and nothing in the supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or of the legal merit of the legal proceedings described in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES TO THE DEFINITIVE PROXY STATEMENT

These following supplemental disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. The inclusion in this supplement to the Definitive Proxy Statement of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. The information contained herein speaks only as of the date of this Current Report on Schedule 14A, unless the information indicates another date applies. Capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Definitive Proxy Statement. For clarity, new text within restated paragraphs (other than tables and related footnotes) from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~.

1.	The section of the Definitive Proxy Statement entitled “Opinion of the Company’s Financial Advisor” starting on page 40 is hereby supplemented as follows:

(a)	The third paragraph on page 51 is amended and restated as follows:

Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available ﬁnancial and stock market information for the Company and the following two publicly traded real estate investment trusts and property management companies, selected based on BofA Securities’ professional judgment and experience:

Selected Publicly Traded Real Estate Investment Trusts and Property Management Companies	2027E Total Enterprise Value / EBITDA	2027E FFO Multiple
First Industrial Realty Trust, Inc.	20.8x	20.1x
STAG Industrial, Inc.	15.9x	15.0x

(b)	The first paragraph on page 52 is amended and restated as follows:

Selected Precedent M&A Transactions Analysis. BofA Securities reviewed, to the extent publicly available, financial information relating to the following nine ~~selected~~ transactions involving real estate investment trusts and property management companies, selected based on BofA Securities’ professional judgment and experience:

Date Announced	Acquiror	Target	NTM EBITDA Multiple
February 2, 2026	Brookfield Asset Management	Peakstone Realty Trust	15.8x
October 24, 2025	Makarora Management LP, Ares Management Corporation	Plymouth Industrial REIT, Inc.	13.1x
February 22, 2023	GIC Private Limited, Centerbridge Partners, L.P.	INDUS Realty Trust, Inc.	24.7x

June 13, 2022	Prologis, Inc.	Duke Realty Corporation	28.0x
April 25, 2022	Blackstone Real Estate Partners IX L.P	PS Business Parks, Inc.	24.7x
November 5, 2021	Industrial Logistics Properties Trust	Monmouth Real Estate Investment	21.5x
October 27, 2019	Prologis, Inc.	Liberty Property Trus	26.0x
May 7, 2018	Blackstone Real Estate Partners VIII	Gramercy Property Trust	16.1x
April 29, 2018	Prologis, Inc.	DCT Industrial Trust, Inc.	24.9x

(c)	The second full paragraph on page 52 is amended and restated as follows:

BofA Securities reviewed transaction values, calculated as the enterprise value implied for each target company based on the consideration payable in the selected transaction, as a multiple of the target company’s one-year forward estimated EBITDA (“NTM EBITDA”). BofA Securities then applied one-year forward EBITDA multiples of 15.8x to 21.5x, derived by BofA Securities from the selected transactions based on its professional judgment and experience, to the Company’s estimated NTM EBITDA. Estimated financial data of the selected transactions were based on publicly available information and research analyst estimates at the time of announcement of the relevant transaction. Estimated financial data of the Company were based on the financial projections. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the Merger Consideration.

(d)	The fourth full paragraph on page 53 is amended and restated as follows:

BofA Securities performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the period from the third quarter of 2026 through the Company’s fiscal year 2030 based on the financial projections. BofA Securities calculated terminal values for the Company by applying a forward EBITDA exit multiple range of 15.0x to 18.0x, based on BofA Securities’ professional judgment and experience, to the estimated EBITDA for the terminal year, which was calculated by applying the 2030 to 2034 estimated compound annual growth rate per the financial projections to the Company’s estimated fiscal year 2030 EBITDA. The cash flows and terminal values were then discounted to present value as of June 30, 2026, assuming a mid-year convention for cash flows, using discount rates ranging from 8.1% to 9.2%, which were based on an estimate of the Company’s weighted average cost of capital, as estimated by BofA Securities based on its professional judgment and experience. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the Merger Consideration.

2.	The section of the Definitive Proxy Statement entitled “Background of the Merger” starting on page 34 is hereby supplemented as follows:

(a)	The seventh paragraph on page 35 is amended and restated as follows:

Later on March 27, 2025, a representative of the Company sent representatives of Brookfield a draft non-disclosure agreement, which did not restrict the Company from engaging in discussions with other parties regarding a strategic transaction. Following negotiations regarding, among other things, the length of the standstill period, on April 8, 2025, the Company and Brookfield executed the non-disclosure agreement (the “Brookfield NDA”). Following the execution of the Brookfield NDA, Company management began preparing information to be made available to Brookfield in a virtual data room in connection with its evaluation of a potential transaction. None of the nondisclosure agreements contained ‘don’t ask, don’t waive’ provisions.

(b)	The twelfth paragraph on page 35 is amended and restated as follows:

On July 9, 2025, following Brookfield’s review of the information made available in the data room and discussions between representatives of Brookfield and the Company regarding such materials, a representative of Brookfield informed Mr. Eglin that Brookfield’s preliminary indication of value in connection with a potential acquisition of the Company by Brookfield was $50.00 per Company Common Share in cash (the “July 9 Proposal”). Following that discussion, on July 10, 2025, Mr. Eglin updated the lead independent trustee and another independent trustee regarding the July 9 Proposal. After considering the preliminary value relative to the Company’s then-current trading price, Mr. Eglin and the lead independent trustee determined that a special Board meeting was not necessary at that time and that a Board meeting would be convened on July 29, 2025, when the Audit Committee of the Board was already scheduled to meet. On July 9, 2025, the closing share price of the Company Common Shares was $41.70. The July 9 Proposal did not include any discussions or proposals regarding post-closing employment arrangements or the participation in the equity of the surviving company for any members of the Board or the Company’s executive officers.

(c)	The second paragraph on page 36 is amended and restated as follows:

On October 16, 2025, the Brookfield representative informed Mr. Eglin that, in light of the announcement of the sale of the Company’s vacant development projects, Brookfield was willing to increase its preliminary indication of value in connection with a potential acquisition of the Company by Brookfield to $55.00 per Company Common Share in cash (the “October 16 Proposal”). On October 16, 2025, the closing share price of the Company Common Shares was $46.65. The October 16 Proposal did not include any discussions or proposals regarding post-closing employment arrangements or the participation in the equity of the surviving company for any members of the Board or the Company’s executive officers.

(d)	The eighth paragraph on page 36 is amended and restated as follows:

On March 18, 2026, Mr. Eglin met with a representative of Brookfield, who advised Mr. Eglin that Brookfield was again proposing a potential acquisition of the Company by Brookfield and had increased its preliminary indication of value in connection with such acquisition of the Company to $56.00 per Company Common Share in cash (the “March 18 Proposal”). Following the meeting, on March 18, 2026, Mr. Eglin spoke with the lead independent trustee and another independent trustee regarding the March 18 Proposal. On March 20, 2026, the March 18 Proposal was further discussed at meetings of each of the Compensation Committee and the Nominating and Corporate Governance Committee. On March 18, 2026, the closing share price of the Company Common Shares was $48.71. The March 18 Proposal did not include any discussions or proposals regarding post-closing employment arrangements or the participation in the equity of the surviving company for any members of the Board or the Company’s executive officers.

(e)	The fifth paragraph on page 37 is amended and restated as follows:

On May 4, 2026, Brookfield and CPPIB submitted a written non-binding proposal for an acquisition of the Company by a joint venture between the Sponsors providing for consideration of $57.25 per Company Common Share in cash (the “May 4 Non-Binding Parent Proposal”). The May 4 Non-Binding Parent Proposal provided that no further dividends would be paid to the Company’s shareholders and that the transaction would not be subject to a financing contingency, and proposed a 45-day exclusivity period. On May 4, 2026, the closing share price of the Company Common Shares was $50.62. The May 4 Non-Binding Parent Proposal did not include any discussions or proposals regarding post-closing employment arrangements or the participation in the equity of the surviving company for any members of the Board or the Company’s executive officers.

(f)	The second paragraph on page 38 is amended and restated as follows:

On June 6, 2026, Brookfield and CPPIB submitted a revised written non-binding proposal for an acquisition of the Company by a joint venture between the Sponsors providing for consideration of $60.00 per Company Common Share in cash (the “June 6 Revised Written Non-Binding Parent Proposal”). The June 6 Revised Written Non-Binding Parent Proposal provided that no further dividends would be paid to the Company’s shareholders, that the definitive agreement would contain a customary no-shop provision and market termination fees, and that the transaction would not be subject to a financing contingency, and proposed a 45-day exclusivity period. On June 5, 2026, the closing share price of the Company Common Shares was $52.21. The June 6 Revised Written Non-Binding Parent Proposal did not include any discussions or proposals regarding post-closing employment arrangements or the participation in the equity of the surviving company for any members of the Board or the Company’s executive officers.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained herein, other than historical fact, regarding the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction and benefits of the proposed transaction, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “endeavor,” and other similar terms and phrases. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the Company’s expectations, and you should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the proposed Merger and the timing of the closing of the proposed Merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed Merger would not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement and the costs related to such proceedings, (iii) the risk that shareholder litigation or other proceedings in connection with the proposed Merger may affect the timing or occurrence of the proposed Merger or result in significant costs of defense, indemnification and liability, (iv) unanticipated difficulties or expenditures relating to the proposed Merger, the response of the Company’s tenants, business partners and competitors to the announcement of the proposed Merger, potential difficulties with the Company’s ability to retain and hire key personnel and maintain its business relationships, including those with tenants and other third parties, as a result of the proposed Merger, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger, (v) changes affecting the real estate industry and changes in market and economic conditions, including tariffs, geopolitical tensions and elevated inflation and interest rates that may adversely impact the Company or its tenants, (vi) increased or unanticipated competition in the real estate market, (vii) the uncertainties of real estate development, acquisition and disposition activity, (viii) maintenance of real estate investment trust status, (ix) fluctuations in interest rates and the costs and availability of financing, (x) dependence on tenants’ financial condition, (xi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (xii) the ability to recognize the anticipated benefits of the proposed Merger and (xiii) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated. Additional factors include those described under the section entitled Item 1A. “Risk Factors” of Part I of the Company’s 2025 Annual Report on Form 10-K, as filed with the SEC on February 12, 2026, a copy of which is available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC the Definitive Proxy Statement on September 18, 2026. The Definitive Proxy Statement has been mailed to the Company’s shareholders. The Company also may file other documents with the SEC regarding the Merger. This Report is not a substitute for the Definitive Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Definitive Proxy Statement, the Preliminary Proxy Statement and any other documents filed by the Company with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://ir.lxp.com or by contacting the Company’s Investor Relations team by email at ir@lxp.com.

Participants in the Solicitation

This Report does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and certain of its trustees and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s trustees and executive officers and their ownership of the Company’s securities is set forth in the Definitive Proxy Statement and other relevant materials filed with the SEC in connection with the Merger. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP INDUSTRIAL TRUST

Date: October 19, 2026	By:	/s/ Joseph S. Bonventre
		Name:	Joseph S. Bonventre
		Title:	Secretary